                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 2002
                                                        ------------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


    Nevada                            333-70496               88-0396566
    --------------------------------------------------------------------
    (State or other jurisdiction      (Commission           (IRS Employer
    of incorporation)                 File Number)       Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------

================================================================================
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On August 30, 2002, the Registrant caused the issuance and sale of $208,550,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2002-C (the "Certificates") pursuant to the Series 2002-C Pooling and Servicing Agreement, dated as of August 1, 2002 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, LLC, as servicer, and JPMorgan Chase Bank, as trustee, and the related Standard Terms to the Pooling and Servicing Agreement (September 2001 Edition) (the "Standard Terms").

     The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2002-C (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A, a Delaware business trust (the "Warehouse Trust"), pursuant to a Sales Agreement, dated as of August 1, 2002, between the Registrant and the Warehouse Trust. Elections will be made to treat certain assets owned by the Trust as two or more "real estate mortgage investment conduits" (the "REMICs") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in the upper tier REMIC; provided, however, that the Class M-2 Certificates, Class B-1 Certificates and Class B-2 Certificates will represent beneficial ownership of a "regular interest" and the right to receive the Class M-2 Certificateholders' Interest Carryover Amount, the Class B-1 Certificateholders' Interest Carryover Amount and the Class B-2 Certificateholders' Interest Carryover Amount, respectively. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

     The Class A-1, Class A-IO, Class M-1 and Class M-2 Certificates are collectively referred to herein as the "Underwritten Certificates." The Underwritten Certificates are senior to the Class B-1, Class B-2, Class X and Class R Certificates. The Underwritten Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation (the "Underwriter") pursuant to a Terms Agreement, dated as of August 27, 2002, among the Underwriter, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, August 2002. The Class B-1, Class B-2, Class X and Class R Certificates initially were transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

     On the Closing Date, the Trust contained, among other things, the Initial Assets and $52,137,500 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than the earlier of November 14, 2002 or the date on which less than $100,000 remained in the Pre-Funding Account. The Registrant has transferred to the Trustee, on behalf of the Trust, Subsequent Assets on September 13, 2002 with an aggregate Scheduled Principal Balance of $52,137,499.61 in exchange for that amount of the Pre-Funded Amount. The remaining amount of the Pre-Funded Amount will be paid through to Certificateholders as a prepayment of principal according to the terms of the Pooling and Servicing Agreement. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

     The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table reflects the Subsequent Assets purchased with funds on deposit in the Pre-Funding Account (the "8-K Assets").

         Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the 8-K Assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the 8-K Assets as of their Cut-off Dates. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                   8-K Assets

                     All 8-K Assets--Credit Bureau Score/(1)/

                                                                     Percentage of
                       Number of 8-K    Aggregate Scheduled     Asset Pool by Scheduled
Credit Bureau Score       Assets         Principal Balance         Principal Balance
------------------------------------------------------------------------------------------
Not Available/(2)/           131            $ 5,877,714.46               11.27%
341 to 500                    49              2,646,528.87                5.08
501 to 510                    20                983,898.35                1.89
511 to 520                    21                992,249.42                1.90
521 to 530                    27              1,182,678.63                2.27
531 to 540                    22              1,403,235.52                2.69
541 to 550                    14                688,520.24                1.32
551 to 560                    18                984,116.82                1.89
561 to 570                    21              1,093,835.02                2.10
571 to 580                    15                732,257.94                1.40
581 to 590                    37              2,016,949.35                3.87
591 to 600                    24              1,361,985.14                2.61
601 to 610                    31              1,724,000.45                3.31
611 to 620                    36              1,829,472.33                3.51
621 to 630                    38              2,207,712.02                4.23
631 to 640                    39              2,021,735.75                3.88
641 to 650                    33              1,937,238.31                3.72
651 to 660                    43              2,195,897.83                4.21
661 to 719                   191             11,187,729.87               21.46
720 or Greater               144              9,069,743.29               17.40
                             ---            --------------              ------

     Total                   954            $52,137,499.61              100.00%
                             ===            ==============              ======

(1) The weighted averae (excluding the 8-K Assets for which no score was available from the credit bureau and any score below 341) was approximately 641, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

(2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.

                            All 8-K Assets--Unit Type

                                                                             Percentage of
                                                Aggregate Scheduled     Asset Pool by Scheduled
Unit Type                 Number of 8-K Assets   Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------
Multi-section home                559               $38,802,729.64               74.42%
Single-section home               395                13,334,769.97               25.58
                                  ---               --------------              ------

     Total                        954               $52,137,499.61              100.00%
                                  ===               ==============              ======

                         All 8-K Assets--Property Type

                                                                             Percentage of
                                                Aggregate Scheduled     Asset Pool by Scheduled
Property Type             Number of 8-K Assets    Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------
Home-only Contract                729               $31,210,359.28                59.86%
Mortgage Loan                     225                20,927,140.33                40.14
                                  ---               --------------               ------

     Total                        954               $52,137,499.61               100.00%
                                  ===               ==============               ======

      All 8-K Assets--Geographical Distribution of Manufactured Homes/(1)/

                                                  Aggregate               Percentage of
Geographic Location          Number of 8-K        Scheduled          Asset Pool by Scheduled
                                 Assets        Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------
Alabama                           27            $ 1,058,870.26                 2.03%
Arizona                           40              3,851,569.08                 7.39
Arkansas                          12                527,012.98                 1.01
California                        56              4,948,143.00                 9.49
Colorado                          15              1,059,970.93                 2.03
Delaware                          11                800,102.29                 1.53
Florida                           30              1,693,591.51                 3.25
Georgia                           36              1,759,860.86                 3.38
Idaho                             10                623,162.41                 1.20
Illinois                           4                154,019.60                 0.30
Kansas                            40              1,736,031.99                 3.33
Kentucky                          16                618,561.90                 1.19
Louisiana                         27              1,187,995.07                 2.28
Maryland                           1                 54,306.00                 0.10
Michigan                          35              1,960,979.79                 3.76
Minnesota                          3                145,159.00                 0.28
Mississippi                       17                521,247.55                 1.00
Missouri                          14                706,197.25                 1.35
Nevada                             6                402,075.34                 0.77
New Hampshire                      1                 62,419.20                 0.12
New Mexico                        13                722,583.12                 1.39
North Carolina                   172              8,157,201.97                15.65
Ohio                              22              1,309,018.70                 2.51
Oklahoma                          22              1,206,482.44                 2.31
Oregon                            20              1,695,447.77                 3.25
Pennsylvania                       2                 61,060.10                 0.12
South Carolina                    50              2,071,244.49                 3.97
Tennessee                         30              1,353,077.80                 2.60
Texas                            115              5,156,452.18                 9.89
Utah                               5                331,155.79                 0.64
Virginia                          60              3,572,238.21                 6.85
Washington                        13              1,311,652.90                 2.52
West Virginia                     26              1,174,776.36                 2.25
Wyoming                            3                143,831.77                 0.28
                                ----            --------------              -------

     Total                       954            $52,137,499.61              100.00%
                                ====            ==============              =======

     (1) Based on the mailing address of the obligor on the related 8-K Assets as of the Cut-off Date.

                  All 8-K Assets--Year of Origination of Assets

                                               Aggregate               Percentage of
                           Number of 8-K       Scheduled          Asset Pool by Scheduled
Year of Origination           Assets        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------
1990                             1          $     9,043.16                 0.02%
1991                             1                7,322.42                 0.01
1992                             3               24,662.55                 0.05
1993                             3               43,513.30                 0.08
1998                             1               47,991.95                 0.09
2000                             3              113,408.11                 0.22
2001                            17              529,240.02                 1.02
2002                           925           51,362,318.10                98.51
                               ---          --------------              -------

     Total                     954          $52,137,499.61               100.00%
                               ===          ==============              =======


           All 8-K Assets--Distribution of Remaining Loan Balance/(1)/

                                                           Aggregate             Percentage of
                                    Number of 8-K          Scheduled        Asset Pool by Scheduled
Remaining Loan Balance                 Assets          Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------
  $5,000.00 - $9,999.99                  16              $   121,933.27                0.23%
$10,000.00 - $14,999.99                  16                  206,821.14                0.40
$15,000.00 - $19,999.99                  26                  468,937.15                0.90
$20,000.00 - $24,999.99                  51                1,159,166.12                2.22
$25,000.00 - $29,999.99                 104                2,867,041.05                5.50
$30,000.00 - $34,999.99                  96                3,139,028.16                6.02
$35,000.00 - $39,999.99                  93                3,464,872.46                6.65
$40,000.00 - $44,999.99                  50                2,110,390.87                4.05
$45,000.00 - $49,999.99                  45                2,143,952.67                4.11
$50,000.00 - $54,999.99                  57                2,995,073.16                5.74
$55,000.00 - $59,999.99                  57                3,272,903.78                6.28
$60,000.00 - $64,999.99                  53                3,298,918.37                6.33
$65,000.00 - $69,999.99                  50                3,376,455.13                6.48
$70,000.00 - $74,999.99                  31                2,242,670.28                4.30
$75,000.00 - $79,999.99                  38                2,951,270.04                5.66
$80,000.00 - $84,999.99                  32                2,631,201.39                5.05
$85,000.00 - $89,999.99                  28                2,456,515.88                4.71
$90,000.00 - $94,999.99                  16                1,475,670.42                2.83
$95,000.00 - $99,999.99                  13                1,269,087.80                2.43
$100,000.00 or more                      82               10,485,590.47               20.11
                                        ---              --------------             -------

     Total                              954              $52,137,499.61              100.00%
                                        ===              ==============             =======

(1) The highest remaining asset amount was $278,045.71 which represents approximately 0.53% of the aggregate remaining principal balance of the 8-K Assets as of the Cut-off Date. The average remaining principal amount of the 8-K Assets as of the Cut-Off Date is approximately $54,651.47.

            All 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                                Percentage of
                                                    Aggregate Scheduled     Asset Pool by Scheduled
Original Loan Balance       Number of 8-K Assets     Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------
$ 5,000.00 - $ 9,999.99              11                $    83,023.89                 0.16%
$10,000.00 - $14,999.99              14                    178,416.45                 0.34
$15,000.00 - $19,999.99              31                    518,949.28                 1.00
$20,000.00 - $24,999.99              51                  1,126,901.16                 2.16
$25,000.00 - $29,999.99             103                  2,832,609.47                 5.43
$30,000.00 - $34,999.99              97                  3,163,937.04                 6.07
$35,000.00 - $39,999.99              94                  3,499,393.01                 6.71
$40,000.00 - $44,999.99              50                  2,089,990.72                 4.01
$45,000.00 - $49,999.99              45                  2,140,929.92                 4.11
$50,000.00 - $54,999.99              57                  2,995,073.16                 5.74
$55,000.00 - $59,999.99              58                  3,320,895.73                 6.37
$60,000.00 - $64,999.99              53                  3,298,918.37                 6.33
$65,000.00 - $69,999.99              50                  3,376,455.13                 6.48
$70,000.00 - $74,999.99              31                  2,242,670.28                 4.30
$75,000.00 - $79,999.99              38                  2,951,270.04                 5.66
$80,000.00 - $84,999.99              32                  2,631,201.39                 5.05
$85,000.00 - $89,999.99              28                  2,456,515.88                 4.71
$90,000.00 - $94,999.99              16                  1,475,670.42                 2.83
$95,000.00 - $99,999.99              13                  1,269,087.80                 2.43
$100,000.00 or more                  82                 10,485,590.47                20.11
                                    ---                --------------               ------

     Total                          954                $52,137,499.61               100.00%
                                    ===                ==============               ======

       (1) The input values used to calculate the highest original asset amount of $278,045.00, which represents approximately 0.53% of the aggregate principal balance of the 8-K Assets at origination, have been rounded to the nearest dollar. The average original principal amount of the 8-K Assets was approximately $54,766.34 as of the Cut-off Date.

                     All 8-K Assets--Current Asset Rates/(1)/

                                                                            Percentage of
                                               Aggregate Scheduled     Asset Pool by Scheduled
Current Asset Rate      Number of 8-K Assets    Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------
 7.000% - 7.999%               124               $11,067,730.31                21.23%
 8.000% - 8.999%                89                 7,046,111.19                13.51
 9.000% - 9.999%                80                 6,210,582.76                11.91
10.000% - 10.999%              122                 7,000,003.97                13.43
11.000% - 11.999%              101                 5,351,581.41                10.26
12.000% - 12.999%              177                 6,153,498.57                11.80
13.000% - 13.999%               49                 2,148,948.91                 4.12
14.000% - 14.999%              110                 4,296,070.12                 8.24
15.000% - 15.999%               36                 1,087,665.11                 2.09
16.000% or more                 66                 1,775,307.26                 3.41
                               ---               --------------               ------

     Total                     954               $52,137,499.61               100.00%
                               ===               ==============               ======

   (1) The weighted average current asset rate was approximately 10.61% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

      All 8-K Assets--Remaining Terms to Maturity of Assets (In Months)/(1)/

                                                                             Percentage of
                             Number of 8-K    Aggregate Scheduled     Asset Pool by Scheduled
Remaining Term to Maturity       Assets        Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------
  1 - 60                           13            $114,240.65                  0.22%
 61 - 96                           12             165,540.78                  0.32
 97 - 120                          16             240,712.64                  0.46
121 - 156                          43             940,462.23                  1.80
157 - 180                          65           1,823,431.36                  3.50
181 - 216                           1              47,991.95                  0.09
217 - 240                         213           7,196,583.34                 13.80
241 - 300                         137           6,240,324.98                 11.97
301 - 360                         454          35,368,211.68                 67.84
                                  ---         --------------                ------

     Total                        954         $52,137,499.61                100.00%
                                  ===         ==============                ======

     (1) The weighted average remaining term to maturity of the 8-K Assets was approximately 323 months as of the Cut-off Date.

      All 8-K Assets--Original Terms to Maturity of Assets (In Months)/(1)/

                                                                   Aggregate                 Percentage of
                                          Number of 8-K            Scheduled            Asset Pool by Scheduled
Original Term to Maturity                    Assets            Principal Balance           Principal Balance
---------------------------------------------------------------------------------------------------------------
                                                                                           >
  1 - 60                                        8               $    75,331.27                   0.14%
 61 - 96                                        9                   119,908.73                   0.23
 97 - 120                                      16                   240,712.64                   0.46
121 - 156                                      45                   953,829.47                   1.83
157 - 180                                      71                 1,894,605.55                   3.63
217 - 240                                     214                 7,244,575.29                  13.90
241 - 300                                     137                 6,240,324.98                  11.97
301 - 360                                     454                35,368,211.68                  67.84
                                              ---               --------------                 ------

    Total                                     954               $52,137,499.61                 100.00%
                                              ===               ==============                 ======

    (1) The weighted average original term to maturity of the 8-K Assets was approximately 324 months as of the Cut-off Date.

   All 8-K Assets--Distribution of Original Loan-to-Value Ratios of Assets/(1)/

                                                                   Aggregate                 Percentage of
                                          Number of 8-K            Scheduled            Asset Pool by Scheduled
Loan-to-Value Ratio                          Assets            Principal Balance           Principal Balance
---------------------------------------------------------------------------------------------------------------
                                                                                           >
50% or less                                    15               $   384,613.51                   0.74%
51% - 55%                                       2                    72,988.61                   0.14
56% - 60%                                       3                   179,158.36                   0.34
61% - 65%                                      17                 1,276,544.64                   2.45
66% - 70%                                      49                 2,492,498.08                   4.78
71% - 75%                                      18                 1,024,665.77                   1.97
76% - 80%                                      39                 2,555,270.47                   4.90
81% - 85%                                      56                 3,720,875.29                   7.14
86% - 90%                                     156                 8,521,565.45                  16.34
91% - 95%                                     382                20,018,148.65                  38.39
96% - 100%                                    217                11,891,170.78                  22.81
                                              ---               --------------                 ------

    Total                                     954               $52,137,499.61                 100.00%
                                              ===               ==============                 ======

    (1) The weighted average original Loan-to-Value Ratio of the 8-K Assets was approximately 89.67% as of the Cut-off Date.

                Repossessed 8-K Assets--Credit Bureau Score/(1)/

                                                 Aggregate           Percentage of
                                Number of        Scheduled      the Repossessed 8-K Assets
                             Repossessed 8-K     Principal       by Scheduled Principal
Credit Bureau Score              Assets           Balance                 Balance
---------------------------------------------------------------------------------------------
Not Available/(2)/                  42        $1,505,514.66               15.87%
341 to 500                          18           621,009.32                6.55
501 to 510                           8           279,624.15                2.95
511 to 520                          10           318,114.05                3.35
521 to 530                          10           296,084.70                3.12
531 to 540                           9           321,374.06                3.39
541 to 550                           4           140,441.47                1.48
551 to 560                           6           174,630.81                1.84
561 to 570                           2            46,288.76                0.49
571 to 580                           8           273,974.33                2.89
581 to 590                          10           361,318.96                3.81
591 to 600                           7           267,641.39                2.82
601 to 610                           9           291,740.75                3.08
611 to 620                          11           363,466.19                3.83
621 to 630                          15           549,215.97                5.79
631 to 640                          10           254,387.86                2.68
641 to 650                           9           370,155.55                3.90
651 to 660                          10           332,852.00                3.51
661 to 719                          43         1,552,318.10               16.36
720 or Greater                      30         1,167,169.16               12.30
                                  ----        -------------             -------

     Total                         271        $9,487,322.24              100.00%
                                  ====        =============             =======

     (1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 625, based on the Aggregate Scheduled Principal Balance of Repossessed 8-K Assets as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.

                       Repossessed 8-K Assets--Unit Type

                                                                             Percentage of
                            Number of                                   the Repossessed 8-K Assets
                          Repossessed 8-K       Aggregate Scheduled      by Scheduled Principal
Unit Type                    Assets              Principal Balance              Balance
---------------------------------------------------------------------------------------------------------------
Multi-section home                 89               $ 4,357,242.28                45.93%
Single-section home               182                 5,130,079.96                54.07
                                 ----               --------------              -------

     Total                        271               $ 9,487,322.24               100.00%
                                 ====               ==============              =======

                     Repossessed 8-K Assets--Property Type

                                                                             Percentage of
                            Number of                                   the Repossessed 8-K Assets
                          Repossessed 8-K       Aggregate Scheduled      by Scheduled Principal
Property Type                Assets              Principal Balance              Balance
---------------------------------------------------------------------------------------------------------------
Home-only Contract                256               $ 8,466,115.27                89.24%
Mortgage Loan                      15                 1,021,206.97                10.76
                                 ----               --------------              -------

     Total                        271               $ 9,487,322.24               100.00%
                                 ====               ==============              =======

   Repossessed 8-K Assets--Geographical Distribution of Manufactured Homes/(1)/

                                                                              Percentage of
                            Number of                Aggregate          the Repossessed 8-K Assets
                          Repossessed 8-K       Scheduled Principal       by Scheduled Principal
Geographic Location          Assets                   Balance                    Balance
--------------------------------------------------------------------------------------------------------
Alabama                        9                 $   270,245.34                  2.85%
Arizona                        3                      96,660.05                  1.02
Arkansas                       5                     165,587.76                  1.75
Colorado                       3                     130,416.00                  1.37
Delaware                       1                      19,574.00                  0.21
Florida                        7                     266,207.33                  2.81
Georgia                       10                     366,057.02                  3.86
Idaho                          5                     272,064.94                  2.87
Illinois                       2                      73,500.75                  0.77
Kansas                         9                     305,814.30                  3.22
Kentucky                       3                      80,602.19                  0.85
Louisiana                      9                     348,295.69                  3.67
Mississippi                   10                     290,145.42                  3.06
Missouri                       5                     165,872.00                  1.75
Nevada                         2                      94,436.00                  1.00
New Mexico                     6                     214,240.48                  2.26
North Carolina                61                   1,983,754.74                 20.91
Ohio                           3                     134,367.50                  1.42
Oklahoma                       6                     215,623.47                  2.27
Oregon                         1                      40,112.00                  0.42
South Carolina                23                     821,786.51                  8.66
Tennessee                     15                     540,499.75                  5.70
Texas                         59                   2,109,534.10                 22.24
Utah                           1                      39,325.00                  0.41
Virginia                      11                     357,028.13                  3.76
Washington                     1                      55,973.00                  0.59
West Virginia                  1                      29,598.77                  0.31
                            ----                 --------------               -------

     Total                   271                 $ 9,487,322.24                100.00%
                            ====                 ==============               =======

     (1) Based on the mailing address of the obligor on the related 8-K Assets as of the Cut-off Date.

              Repossessed 8-K Assets--Year of Origination of Assets

                                            Number of              Aggregate                  Percentage of
                                         Repossessed 8-K           Scheduled          the Repossessed 8-K Assets by
Year of Origination                          Assets            Principal Balance       Scheduled Principal Balance
-------------------------------------------------------------------------------------------------------------------
1993                                             1                 $    8,258.78                   0.09%
2001                                             7                    214,512.24                   2.26
2002                                           263                  9,264,551.22                  97.65
                                               ---                 -------------                 ------

   Total                                       271                 $9,487,322.24                 100.00%
                                               ===                 =============                 ======


       Repossessed 8-K Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                            Percentage of
                                            Number of                                 the Repossessed 8-K Assets
                                         Repossessed 8-K      Aggregate Scheduled       by Scheduled Principal
Remaining Loan Balance                        Assets           Principal Balance               Balance
-------------------------------------------------------------------------------------------------------------------
                                                                                         >
    $5,000 - $9,999.99                            2                 $   17,816.56                0.19%
$10,000.00 - $14,999.99                           4                     50,330.00                0.53
$15,000.00 - $19,999.99                          17                    314,830.65                3.32
$20,000.00 - $24,999.99                          35                    793,283.96                8.36
$25,000.00 - $29,999.99                          61                  1,668,115.57               17.58
$30,000.00 - $34,999.99                          45                  1,461,330.01               15.40
$35,000.00 - $39,999.99                          38                  1,408,007.79               14.84
$40,000.00 - $44,999.99                          17                    722,420.69                7.61
$45,000.00 - $49,999.99                          13                    612,873.55                6.46
$50,000.00 - $54,999.99                          13                    689,946.15                7.27
$55,000.00 - $59,999.99                          10                    568,437.53                5.99
$60,000.00 - $64,999.99                           2                    125,221.29                1.32
$65,000.00 - $69,999.99                           4                    272,290.58                2.87
$70,000.00 - $74,999.99                           3                    214,283.27                2.26
$75,000.00 - $79,999.99                           4                    307,018.40                3.24
$80,000.00 - $84,999.99                           1                     80,974.90                0.85
$85,000.00 - $89,999.99                           1                     89,543.07                0.94
$90,000.00 - $94,999.99                           1                     90,598.27                0.95
                                                ---                 -------------              ------

   Total                                        271                 $9,487,322.24              100.00%
                                                ===                 =============              ======

     (1) The highest remaining asset amount was $90,598.27 which represents approximately 0.95% of the aggregate remaining principal balance of the Repossessed 8-K Assets as of the Cut-off Date. The average remaining principal amount of the Repossessed 8-K Assets as of the Cut-Off Date is approximately $35,008.57.

       Repossessed 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                                            Percentage of
                                              Number of            Aggregate         the Repossessed 8-K Assets
                                           Repossessed 8-K         Scheduled           by Scheduled Principal
Original Loan Balance                          Assets          Principal Balance               Balance
---------------------------------------------------------------------------------------------------------------
    $5,000 - $9,999.99                            1                $    9,557.78                 0.10%
$10,000.00 - $14,999.99                           4                    50,330.00                 0.53
$15,000.00 - $19,999.99                          17                   314,830.65                 3.32
$20,000.00 - $24,999.99                          35                   776,544.89                 8.19
$25,000.00 - $29,999.99                          62                 1,693,113.42                17.85
$30,000.00 - $34,999.99                          45                 1,461,330.01                15.40
$35,000.00 - $39,999.99                          38                 1,408,007.79                14.84
$40,000.00 - $44,999.99                          17                   722,420.69                 7.61
$45,000.00 - $49,999.99                          13                   612,873.55                 6.46
$50,000.00 - $54,999.99                          13                   689,946.15                 7.27
$55,000.00 - $59,999.99                          10                   568,437.53                 5.99
$60,000.00 - $64,999.99                           2                   125,221.29                 1.32
$65,000.00 - $69,999.99                           4                   272,290.58                 2.87
$70,000.00 - $74,999.99                           3                   214,283.27                 2.26
$75,000.00 - $79,999.99                           4                   307,018.40                 3.24
$80,000.00 - $84,999.99                           1                    80,974.90                 0.85
$85,000.00 - $89,999.99                           1                    89,543.07                 0.94
$90,000.00 - $94,999.99                           1                    90,598.27                 0.95
                                                ---                -------------               ------

     Total                                      271                $9,487,322.24               100.00%
                                                ===                =============               ======

     (1) The input values used to calculate the highest original asset amount of $90,598.00, which represents approximately 0.95% of the aggregate principal balance of the Repossessed 8-K Assets at origination, have been rounded to the nearest dollar. The average original principal amount of the Repossessed 8-K Assets was approximately $35,070.79 as of the Cut-off Date.

                 Repossessed 8-K Assets--Current Asset Rates/(1)/

                                                                                      Percentage of
                                        Number of                               the Repossessed 8-K Assets
                                     Repossessed 8-K     Aggregate Scheduled      by Scheduled Principal
Current Asset Rate                       Assets           Principal Balance              Balance
----------------------------------------------------------------------------------------------------------
 9.000% - 9.999%                            2               $  117,851.40                  1.24%
10.000% - 10.999%                           9                  377,459.03                  3.98
11.000% - 11.999%                          47                2,283,356.85                 24.07
12.000% - 12.999%                         105                3,141,882.79                 33.12
13.000% - 13.999%                           9                  351,891.08                  3.71
14.000% - 14.999%                          29                1,181,254.39                 12.45
15.000% - 15.999%                          20                  614,491.59                  6.48
16.000% or more                            50                1,419,135.11                 14.96
                                          ---               -------------                ------

    Total                                 271               $9,487,322.24                100.00%
                                          ===               =============                ======

     (1) The weighted average current asset rate was approximately 13.43% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

  Repossessed 8-K Assets--Remaining Terms to Maturity of Assets (In Months/(1)/

                                                                                      Percentage of
                                        Number of                               the Repossessed 8-K Assets
                                     Repossessed 8-K     Aggregate Scheduled      by Scheduled Principal
Remaining Term to Maturity                Assets          Principal Balance              Balance
----------------------------------------------------------------------------------------------------------
  1 - 60                                    1               $    8,258.78                  0.09%
 61 - 96                                    3                   57,210.12                  0.60
 97 - 120                                   6                  102,746.71                  1.08
121 - 156                                  42                  925,967.23                  9.76
157 - 180                                  45                1,198,579.62                 12.63
217 - 240                                 110                3,729,242.68                 39.31
241 - 300                                  38                1,854,522.86                 19.55
301 - 360                                  26                1,610,794.24                 16.98
                                          ---               -------------                ------

    Total                                 271               $9,487,322.24                100.00%
                                          ===               =============                ======

     (1) The weighted average remaining term to maturity of the Repossessed 8-K Assets was approximately 253 months as of the Cut-off Date.

  Repossessed 8-K Assets--Original Terms to Maturity of Assets (In Months)/(1)/

                                                                                   Percentage of
                                     Number of               Aggregate      the Repossessed 8-K Assets
                                  Repossessed 8-K            Scheduled         by Scheduled Principal
Original Term to Maturity             Assets             Principal Balance             Balance
----------------------------------------------------------------------------------------------------------
 61 - 96                                 3                 $   57,210.12                  0.60%
 97 - 120                                6                    102,746.71                  1.08
121 - 156                               43                    934,226.01                  9.85
157 - 180                               45                  1,198,579.62                 12.63
217 - 240                              110                  3,729,242.68                 39.31
241 - 300                               38                  1,854,522.86                 19.55
301 - 360                               26                  1,610,794.24                 16.98
                                      ----                 -------------               -------

     Total                             271                 $9,487,322.24                100.00%
                                      ====                 =============               =======

     (1) The weighted average original term to maturity of the Repossessed 8-K Assets was approximately 253 months as of the Cut-off Date.

    Repossessed 8-K Assets--Distribution of Original Loan-to-Value Ratios of
                                   Assets/(1)/

                                                                                   Percentage of
                                     Number of               Aggregate      the Repossessed 8-K Assets
                                  Repossessed 8-K            Scheduled         by Scheduled Principal
Loan-to-Value Ratio                   Assets             Principal Balance             Balance
----------------------------------------------------------------------------------------------------------
71% - 75%                                3                 $   95,653.82                  1.01%
76% - 80%                                1                     40,112.00                  0.42
81% - 85%                                6                    158,832.24                  1.67
86% - 90%                               21                    755,784.02                  7.97
91% - 95%                              109                  3,362,767.24                 35.44
96% - 100%                             131                  5,074,172.92                 53.48
                                      ----                 -------------               -------

     Total                             271                 $9,487,322.24                100.00%
                                      ====                 =============               =======

     (1) The weighted average original Loan-to-Value Ratio of the Repossessed 8-K Assets was approximately 95.19% as of the Cut-off Date.

              Non Repossessed 8-K Assets--Credit Bureau Score/(1)/

                                                                           Percentage of
                             Number of Non                            the Non Repossessed 8-K
                            Repossessed 8-K    Aggregate Scheduled       Assets by Scheduled
Credit Bureau Score              Assets         Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------
Not Available/(2)/                 89           $ 4,372,199.80               10.25%
341 to 500                         31             2,025,519.55                4.75
501 to 510                         12               704,274.20                1.65
511 to 520                         11               674,135.37                1.58
521 to 530                         17               886,593.93                2.08
531 to 540                         13             1,081,861.46                2.54
541 to 550                         10               548,078.77                1.29
551 to 560                         12               809,486.01                1.90
561 to 570                         19             1,047,546.26                2.46
571 to 580                          7               458,283.61                1.07
581 to 590                         27             1,655,630.39                3.88
591 to 600                         17             1,094,343.75                2.57
601 to 610                         22             1,432,259.70                3.36
611 to 620                         25             1,466,006.14                3.44
621 to 630                         23             1,658,496.05                3.89
631 to 640                         29             1,767,347.89                4.14
641 to 650                         24             1,567,082.76                3.67
651 to 660                         33             1,863,045.83                4.37
661 to 719                        148             9,635,411.77               22.59
720 or Greater                    114             7,902,574.13               18.53
                                  ---           --------------              ------

     Total                        683           $42,650,177.37              100.00%
                                  ===           ==============              ======

     (1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 645, based on the Aggregate Scheduled Principal Balance of Non Repossessed 8-K Assets as of the Cut-off Date.

     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.

                      Non Repossessed 8-K Assets--Unit Type

                                                                              Percentage of
                              Number of Non                              the Non Repossessed 8-K
                             Repossessed 8-K     Aggregate Scheduled       Assets by Scheduled
Unit Type                       Assets            Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------
Multi-section home              470              $34,445,487.36                80.76%
Single-section home             213                8,204,690.01                19.24
                                ---              --------------               ------

     Total                      683              $42,650,177.37               100.00%
                                ===              ==============               ======

                    Non Repossessed 8-K Assets--Property Type

                                                                             Percentage of
                              Number of Non                              the Non Repossessed 8-K
                             Repossessed 8-K     Aggregate Scheduled       Assets by Scheduled
Property Type                   Assets            Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------
Home-only Contract              473              $22,744,244.01                53.33%
Mortgage Loan                   210               19,905,933.36                46.67
                                ---              --------------               ------

     Total                      683              $42,650,177.37               100.00%
                                ===              ==============               ======

                    Non Repossessed 8-K Assets--Geographical
                    Distribution of Manufactured Homes/(1)/

                                                                                        Percentage of
                                       Number of Non                               the Non Repossessed 8-K
                                      Repossessed 8-K      Aggregate Scheduled       Assets by Scheduled
Geographic Location                       Assets            Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
Alabama                                          18           $   788,624.92                  1.85%
Arizona                                          37             3,754,909.03                  8.80
Arkansas                                          7               361,425.22                  0.85
California                                       56             4,948,143.00                 11.60
Colorado                                         12               929,554.93                  2.18
Delaware                                         10               780,528.29                  1.83
Florida                                          23             1,427,384.18                  3.35
Georgia                                          26             1,393,803.84                  3.27
Idaho                                             5               351,097.47                  0.82
Illinois                                          2                80,518.85                  0.19
Kansas                                           31             1,430,217.69                  3.35
Kentucky                                         13               537,959.71                  1.26
Louisiana                                        18               839,699.38                  1.97
Maryland                                          1                54,306.00                  0.13
Michigan                                         35             1,960,979.79                  4.60
Minnesota                                         3               145,159.00                  0.34
Mississippi                                       7               231,102.13                  0.54
Missouri                                          9               540,325.25                  1.27
Nevada                                            4               307,639.34                  0.72
New Hampshire                                     1                62,419.20                  0.15
New Mexico                                        7               508,342.64                  1.19
North Carolina                                  111             6,173,447.23                 14.47
Ohio                                             19             1,174,651.20                  2.75
Oklahoma                                         16               990,858.97                  2.32
Oregon                                           19             1,655,335.77                  3.88
Pennsylvania                                      2                61,060.10                  0.14
South Carolina                                   27             1,249,457.98                  2.93
Tennessee                                        15               812,578.05                  1.91
Texas                                            56             3,046,918.08                  7.14
Utah                                              4               291,830.79                  0.68
Virginia                                         49             3,215,210.08                  7.54
Washington                                       12             1,255,679.90                  2.94
West Virginia                                    25             1,145,177.59                  2.69
Wyoming                                           3               143,831.77                  0.34
                                               ----           --------------                ------
     Total                                      683           $42,650,177.37                100.00%
                                               ====           ==============                ======

     (1) Based on the mailing address of the obligor on the related 8-K Asset as of the Cut-off Date.

            Non Repossessed 8-K Assets--Year of Origination of Assets

                                                                                          Percentage of
                                          Number of Non                              the Non Repossessed 8-K
                                         Repossessed 8-K     Aggregate Scheduled       Assets by Scheduled
Year of Origination                          Assets           Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
1990                                                1            $     9,043.16              0.02%
1991                                                1                  7,322.42              0.02
1992                                                3                 24,662.55              0.06
1993                                                2                 35,254.52              0.08
1998                                                1                 47,991.95              0.11
2000                                                3                113,408.11              0.27
2001                                               10                314,727.78              0.74
2002                                              662             42,097,766.88             98.70
                                                  ---            --------------            ------

     Total                                        683            $42,650,177.37            100.00%
                                                  ===            ==============            ======

    Non Repossessed 8-K Assets--Distribution of Remaining Loan Balance /(1)/

                                                                                          Percentage of
                                            Number of Non          Aggregate         the Non Repossessed 8-K
                                           Repossessed 8-K         Scheduled           Assets by Scheduled
Remaining Loan Balance                         Assets          Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------------
  $5,000.00 - $9,999.99                               14         $   104,116.71                0.24%
$10,000.00 - $14,999.99                               12             156,491.14                0.37
$15,000.00 - $19,999.99                                9             154,106.50                0.36
$20,000.00 - $24,999.99                               16             365,882.16                0.86
$25,000.00 - $29,999.99                               43           1,198,925.48                2.81
$30,000.00 - $34,999.99                               51           1,677,698.15                3.93
$35,000.00 - $39,999.99                               55           2,056,864.67                4.82
$40,000.00 - $44,999.99                               33           1,387,970.18                3.25
$45,000.00 - $49,999.99                               32           1,531,079.12                3.59
$50,000.00 - $54,999.99                               44           2,305,127.01                5.40
$55,000.00 - $59,999.99                               47           2,704,466.25                6.34
$60,000.00 - $64,999.99                               51           3,173,697.08                7.44
$65,000.00 - $69,999.99                               46           3,104,164.55                7.28
$70,000.00 - $74,999.99                               28           2,028,387.01                4.76
$75,000.00 - $79,999.99                               34           2,644,251.64                6.20
$80,000.00 - $84,999.99                               31           2,550,226.49                5.98
$85,000.00 - $89,999.99                               27           2,366,972.81                5.55
$90,000.00 - $94,999.99                               15           1,385,072.15                3.25
$95,000.00 - $99,999.99                               13           1,269,087.80                2.98
$100,000.00 or more                                   82          10,485,590.47               24.59
                                                     ---         --------------              ------

    Total                                            683         $42,650,177.37              100.00%
                                                     ===         ==============              ======

(1) The highest remaining asset amount was $278,045.71 which represents approximately 0.65% of the aggregate remaining principal balance of the Non Repossessed 8-K Assets as of the Cut-off Date. The average remaining principal amount of the Non Repossessed 8-K Assets as of the Cut-Off Date is approximately $62,445.35.

     Non Repossessed 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                                  Percentage of
                                  Number of Non                             the Non Repossessed 8-K
                                 Repossessed 8-K    Aggregate Scheduled       Assets by Scheduled
Original Loan Balance                Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------
$ 5,000.00 - $ 9,999.99                10            $    73,466.11                 0.17%
$10,000.00 - $14,999.99                10                128,086.45                 0.30
$15,000.00 - $19,999.99                14                204,118.63                 0.48
$20,000.00 - $24,999.99                16                350,356.27                 0.82
$25,000.00 - $29,999.99                41              1,139,496.05                 2.67
$30,000.00 - $34,999.99                52              1,702,607.03                 3.99
$35,000.00 - $39,999.99                56              2,091,385.22                 4.90
$40,000.00 - $44,999.99                33              1,367,570.03                 3.21
$45,000.00 - $49,999.99                32              1,528,056.37                 3.58
$50,000.00 - $54,999.99                44              2,305,127.01                 5.40
$55,000.00 - $59,999.99                48              2,752,458.20                 6.45
$60,000.00 - $64,999.99                51              3,173,697.08                 7.44
$65,000.00 - $69,999.99                46              3,104,164.55                 7.28
$70,000.00 - $74,999.99                28              2,028,387.01                 4.76
$75,000.00 - $79,999.99                34              2,644,251.64                 6.20
$80,000.00 - $84,999.99                31              2,550,226.49                 5.98
$85,000.00 - $89,999.99                27              2,366,972.81                 5.55
$90,000.00 - $94,999.99                15              1,385,072.15                 3.25
$95,000.00 - $99,999.99                13              1,269,087.80                 2.98
$100,000.00 or more                    82             10,485,590.47                24.59
                                      ---            --------------               ------

     Total                            683            $42,650,177.37               100.00%
                                      ===            ==============               ======

(1) The input values used to calculate the highest original asset amount of $278,045.00, which represents approximately 0.65% of the aggregate principal balance of the Non Repossessed 8-K Assets at origination, have been rounded to the nearest dollar. The average original principal amount of the Non Repossessed 8-K Assets was approximately $62,581.12 as of the Cut-off Date.

              Non Repossessed 8-K Assets--Current Asset Rates/(1)/

                                                                           Percentage of
                            Number of Non                            the Non Repossessed 8-K
                           Repossessed 8-K    Aggregate Scheduled      Assets by Scheduled
Current Asset Rate             Assets          Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------
 7.000% -  7.999%                  124            $11,067,730.31                25.95%
 8.000% -  8.999%                   89              7,046,111.19                16.52
 9.000% -  9.999%                   78              6,092,731.36                14.29
10.000% - 10.999%                  113              6,622,544.94                15.53
11.000% - 11.999%                   54              3,068,224.56                 7.19
12.000% - 12.999%                   72              3,011,615.78                 7.06
13.000% - 13.999%                   40              1,797,057.83                 4.21
14.000% - 14.999%                   81              3,114,815.73                 7.30
15.000% - 15.999%                   16                473,173.52                 1.11
16.000% or more                     16                356,172.15                 0.84
                                   ---            --------------               ------

     Total                         683            $42,650,177.37               100.00%
                                   ===            ==============               ======

      (1)The weighted average current asset rate was approximately 9.98% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

                 Non Repossessed 8-K Assets--Remaining Terms to
                      Maturity of Assets (In Months)/(1)/

                                                                                Percentage of
                                  Number of Non                            the Non Repossessed 8-K
                                 Repossessed 8-K    Aggregate Scheduled      Assets by Scheduled
Remaining Term to Maturity           Assets          Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------
  1 - 60                               12            $   105,981.87                 0.25%
 61 - 96                                9                108,330.66                 0.25
 97 - 120                              10                137,965.93                 0.32
121 - 156                               1                 14,495.00                 0.03
157 - 180                              20                624,851.74                 1.47
181 - 216                               1                 47,991.95                 0.11
217 - 240                             103              3,467,340.66                 8.13
241 - 300                              99              4,385,802.12                10.28
301 - 360                             428             33,757,417.44                79.15
                                      ---            --------------                -----

     Total                            683            $42,650,177.37               100.00%
                                      ===            ==============               =======

     (1) The weighted average remaining term to maturity of the Non Repossessed 8-K Assets was approximately 339 months as of the Cut-off Date.

        Non Repossessed 8-K Assets--Original Terms to Maturity of Assets
                                (In Months)/(1)/

                                                                                   Percentage of
                                      Number of Non                            the Non Repossessed 8-K
                                     Repossessed 8-K     Aggregate Scheduled     Assets by Scheduled
Original Term to Maturity                 Assets           Principal Balance      Principal Balance
-------------------------------------------------------------------------------------------------------
  1 - 60                                        8            $    75,331.27               0.18%
 61 - 96                                        6                 62,698.61               0.15
 97 - 120                                      10                137,965.93               0.32
121 - 156                                       2                 19,603.46               0.05
157 - 180                                      26                696,025.93               1.63
217 - 240                                     104              3,515,332.61               8.24
241 - 300                                      99              4,385,802.12              10.28
301 - 360                                     428             33,757,417.44              79.15
                                              ---            --------------             ------

    Total                                     683            $42,650,177.37             100.00%
                                              ===            ==============             ======

     (1) The weighted average original term to maturity of the Non Repossessed 8-K Assets was approximately 339 months as of the Cut-off Date.

              Non Repossessed 8-K Assets--Distribution of Original
                      Loan-to-Value Ratios of Assets /(1)/

                                                                                Percentage of
                                    Number of Non                           the Non Repossessed 8-K
                                   Repossessed 8-K    Aggregate Scheduled     Assets by Scheduled
Loan-to-Value Ratio                    Assets           Principal Balance      Principal Balance
-----------------------------------------------------------------------------------------------------
50% or less                                  15           $   384,613.51               0.90%
51% - 55%                                     2                72,988.61               0.17
56% - 60%                                     3               179,158.36               0.42
61% - 65%                                    17             1,276,544.64               2.99
66% - 70%                                    49             2,492,498.08               5.84
71% - 75%                                    15               929,011.95               2.18
76% - 80%                                    38             2,515,158.47               5.90
81% - 85%                                    50             3,562,043.05               8.35
86% - 90%                                   135             7,765,781.43              18.21
91% - 95%                                   273            16,655,381.41              39.05
96% - 100%                                   86             6,816,997.86              15.98
                                            ---           --------------             ------

     Total                                  683           $42,650,177.37             100.00%
                                            ===           ==============             ======

     (1) The weighted average original Loan-to-Value Ratio of the Non Repossessed 8-K Assets was approximately 88.44% as of the Cut-off Date.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date:  September 13, 2002       OAKWOOD MORTGAGE INVESTORS, INC.


                                         By:    /s/ Dennis Hazelrigg
                                                -----------------------------
                                         Name:  Dennis Hazelrigg
                                         Title: President